UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): January 12, 2024
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 3 to the Base Indenture with JPMorgan Chase Bank, N.A

On January 12, 2024, loanDepot.com, LLC (the “Company”), a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc., as servicer and administrator, and loanDepot Agency Advance Receivables Trust, a wholly-owned subsidiary of the Company (the “Advance Receivables Trust”), as issuer, entered into Amendment No. 3 to the Base Indenture (“Amendment No. 3”), with Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and consented to by JPMorgan, as noteholder of the Series 2020-VF1 Variable Funding Notes. The Advance Receivables Trust issued the 2020-VF1 Variable Funding Notes for the financing of servicing advance receivables with respect to residential mortgage loans serviced by the Company on behalf of Fannie Mae and Freddie Mac. The sole purpose of Amendment No. 3 is to move the January 2024 Payment Date from January 12, 2024 to January 22, 2024, to allow the Company to finalize the payment amount due under the Base Indenture in light of the cybersecurity incident previously reported on loanDepot, Inc.’s Form 8-K on January 8, 2024.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No.3, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amendment No. 3 to the Base Indenture, dated as of January 12, 2024, by and among loanDepot Agency Advance Receivables Trust, Citibank, N.A., loanDepot.com, LLC, JPMorgan Chase Bank, N.A., and consented to by JPMorgan Chase Bank, N.A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: January 17, 2024